UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2013, Accuray Incorporated (the “Company”) issued a press release announcing its financial results for the second quarter of its fiscal year, ended December 31, 2012.  A copy of the Company’s press release dated February 6, 2013, titled “Accuray Announces Results for Second Quarter Fiscal 2013” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2012, the Company filed an amended and restated certificate of incorporation which increases the authorized number of shares of the Company’s common stock from 100,000,000 shares to 200,000,000 shares.  The foregoing description of the amended and restated certificate of incorporation is qualified in its entirety by reference to the text of the amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto.

Item 8.01.  Other Events.

On February 6, 2013, the Company issued a press release announcing that it proposes to offer, subject to market and other conditions, $75 million principal amount of convertible senior notes due 2018 (the “Notes”) in a private offering exempt from registration under the Securities Act of 1933, as amended.  The Company intends to grant the initial purchasers of the Notes an option to purchase an additional $10 million principal amount of the Notes.  A copy of the Company’s  press release dated Febraury 6, 2013, titled “Accuray Announces Proposed Offering of $75 Million of Convertible Senior Notes” is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
3.1	Amended and Restated Certificate of Incorporation of Accuray Incorporated, dated December 3, 2012.
99.1	Press Release dated February 6, 2013, titled “Accuray Announces Results for Second Quarter Fiscal 2013.”
99.2	Press Release dated February 6, 2013, titled “Accuray Announces Proposed Offering of $75 Million of Convertible Senior Notes.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: February 6, 2013	By:	/s/ Darren J. Milliken
Darren J. Milliken
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Number	Description
3.1	Amended and Restated Certificate of Incorporation of Accuray Incorporated, dated December 3, 2012.
99.1	Press Release dated February 6, 2013, titled “Accuray Announces Results for Second Quarter Fiscal 2013.”
99.2	Press Release dated February 6, 2013, titled “Accuray Announces Proposed Offering of $75 Million of Convertible Senior Notes.”